TRANSAMERICA FUNDS

Supplement to the Prospectus

Dated March 1, 2016, as supplemented

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Effective October 28, 2016, the following replaces in its entirety the “Dividends and Distributions” sub-section of the Prospectus under the heading “Distributions and Taxes”:

Dividends and Distributions

Each fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. Each fund generally pays any distributions of net capital gains annually.

Each fund generally pays any dividends from net investment income annually, except the following:

Fund	Pay quarterly dividends	Pay monthly dividends	Declare dividends daily and pay monthly
Transamerica Bond	X
Transamerica Core Bond		X
Transamerica Emerging Markets Debt	X
Transamerica Flexible Income			X
Transamerica Global Multifactor Macro	X
Transamerica Global Real Estate Securities	X
Transamerica High Yield Bond			X
Transamerica Income & Growth	X
Transamerica Intermediate Bond		X
Transamerica Large Cap Value	X
Transamerica MLP & Energy Income	X
Transamerica Multi-Managed Balanced	X
Transamerica Short-Term Bond			X
Transamerica Total Return		X
Transamerica Unconstrained Bond			X

If necessary, each fund may make distributions at other times as well.

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Investors Should Retain this Supplement for Future Reference

August 5, 2016